UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On October 2, 2013, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) filed with the Securities and Exchange Commission a shelf registration statement (File Nos. 333-191524 and 333-191524-1), which became immediately effective upon filing. On October 2, 2013, the Company also filed with the Securities and Exchange Commission three prospectus supplements, each dated October 2, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to: (i) the possible issuance of shares of the Company’s common stock to the holders of common units of the Operating Partnership upon the exchange of such common units and the possible offer and sale of such shares of common stock by those holders, (ii) the possible offer and sale by selling securityholders of shares of the Company’s common stock that may be issued upon exchange of the 4.250% Exchangeable Senior Notes Due 2014 of the Operating Partnership and (iii) the offer and sale of shares of the Company’s common stock from time to time to or through Barclays Capital Inc., Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or J.P. Morgan Securities LLC, as the Company’s sales agents (the “Agents”), pursuant to separate Sales Agreements dated July 25, 2011, as amended, each among the Company, the Operating Partnership and one of the Agents. Separate opinions of Ballard Spahr LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to each of these prospectus supplements and the accompanying prospectus are filed herewith as Exhibits 5.1, 5.2 and 5.3.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Ballard Spahr LLP

5.3	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto)

23.3	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.3 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: October 2, 2013

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Ballard Spahr LLP

5.3	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto)

23.3	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.3 hereto)

4